 TYPE:  8-K

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): June 8, 1998



                              WELLS FARGO & COMPANY
             (Exact name of registrant as specified in its charter)


          Delaware                     1-6214              No. 13-2553920
(State or other jurisdiction      (Commission File          (IRS Employer
      of incorporation)                Number)           Identification No.)


             420 Montgomery Street, San Francisco, California 94163
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: 1-800-411-4932


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 5.    Other Events

On June 8, 1998, Wells Fargo & Company ("Wells Fargo") announced it had entered into a definitive agreement for a merger of equals ("Merger") with Norwest Corporation ("Norwest"). The name of the combined company will be Wells Fargo & Company and its corporate headquarters will be in San Francisco. In accordance with the agreement, common shareholders of Wells Fargo will receive ten shares of Norwest Common Stock in exchange for each share of Wells Fargo Common Stock. The consummation of the Merger is subject to various conditions, including required approvals of Norwest's and Wells Fargo's shareholders and receipt of all requisite regulatory approvals. There is no assurance as to when or whether the required approvals would be obtained, and if obtained, as to what conditions or restrictions would be imposed. Subject to these conditions, the merger is currently expected to close in the fourth quarter of 1998.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(b) Pro Forma Financial Information
The following unaudited pro forma condensed combined financial information and explanatory notes are presented to show the impact on the historical financial positions and results of operations of Norwest and Wells Fargo of the Merger under the "pooling of interests" method of accounting. The unaudited pro forma condensed combined financial information combines the historical financial information of Norwest and Wells Fargo as of June 30, 1998 and for the six months ended June 30, 1998 and 1997 and for the twelve-month periods ended December 31, 1997, 1996 and 1995, respectively. The unaudited pro forma condensed combined statements of income give effect to the Merger as if the Merger had been consummated at the beginning of the earliest period presented.

The pro forma condensed combined balance sheet assumes the Merger was consummated on June 30, 1998. The pro forma condensed combined financial information as of June 30, 1998 and for the six months ended June 30, 1998 and 1997 and each of the three years ended December 31, 1997, 1996 and 1995 is based on and derived from, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of Norwest and Wells Fargo. Pro forma stockholders' equity at June 30, 1998 includes the effect of an estimated non-recurring Merger charge of $950 million ($625 million after taxes). See Note 3 to the unaudited pro forma financial information for further information. The pro forma condensed combined financial statements do not give effect to anticipated cost savings or potential revenue enhancements in connection with the Merger.

The pro forma data are presented for comparative purposes only and are not necessarily indicative of the future financial position or results of operations of the combined company or of the combined financial position or the results of operations that would have been realized had the Merger been consummated during the periods or as of the dates for which the pro forma data are presented.

                  NORWEST CORPORATION AND WELLS FARGO & COMPANY
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                AT JUNE 30, 1998

(in millions)
                                                WELLS             PRO FORMA
                                     NORWEST    FARGO ADJUSTMENTS  COMBINED
ASSETS
Cash and due from banks ...........  $ 4,954    7,130          --    12,084
Interest-bearing deposits .........       63       17          --        80
Federal funds sold and
  resale agreements ...............      866      590          --     1,456
                                     -------   ------        ----   -------
  Total cash and cash equivalents..    5,883    7,737          --    13,620
                                     -------   ------        ----   -------
Trading account securities ........      247      941          --     1,188
Investment securities
  available for sale ..............   18,432    8,449          --    26,881
Investment securities held to
  maturity ........................      752      405          --     1,157
                                     -------   ------        ----   -------
  Total investment securities .....   19,184    8,854          --    28,038
                                     -------   ------        ----   -------
Loans held for sale ...............    3,470    1,085          --     4,555
Mortgages held for sale ...........   12,191      319          --    12,510
Loans and leases, net of
  unearned discount ...............   43,391   62,916          --   106,307
Allowance for credit losses .......    1,262    1,835          --     3,097
                                     -------   ------        ----   -------
  Net loans and leases ............   42,129   61,081          --   103,210
                                     -------   ------        ----   -------
Premises and equipment, net .......    1,377    2,017        (107)    3,287
Mortgage servicing rights, net ....    2,904        -          --     2,904
Goodwill and intangible assets ....    1,141    8,596          --     9,737
Interest receivable
  and other assets ................    4,627    2,570          --     7,197
                                     -------   ------        ----   -------
     Total assets .................  $93,153   93,200        (107)  186,246
                                     =======   ======        ====   =======

LIABILITIES
Deposits
Noninterest-bearing ...............  $17,797   23,411          --    41,208
Interest-bearing ..................   38,998   47,039          --    86,037
                                     -------   ------        ----   -------
  Total deposits ..................   56,795   70,450          --   127,245

Short-term borrowings .............   12,188    1,549          --    13,737
Accrued expenses and
  other liabilities ...............    4,508    2,537         660     7,705
Long-term debt ....................   12,316    4,415          --    16,731
Guaranteed preferred
  beneficial interest in Wells
  Fargo subordinated debentures ...       --    1,299          --     1,299

STOCKHOLDERS' EQUITY
Preferred stock ...................      186      275          --       461
Common stock ......................    1,285      425         993     2,703
Surplus ...........................      483    8,347        (993)    7,837
Retained earnings .................    5,365    3,837        (767)    8,435
Cumulative other
  comprehensive income ............      375       66          --       441
Notes receivable from ESOP ........       (5)      --          --        (5)
Treasury stock ....................     (343)      --          --      (343)
                                     -------   ------        ----   -------
     Total stockholders' equity ...    7,346   12,950        (767)   19,529
                                     -------   ------        ----   -------
     Total liabilities and
       stockholders' equity .......  $93,153   93,200        (107)  186,246
                                     =======   ======        ====   =======

The accompanying notes are an integral part of the unaudited pro forma combined financial information.

                 NORWEST CORPORATION AND WELLS FARGO & COMPANY
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                         SIX MONTHS ENDED JUNE 30, 1998

(in millions, except per share amounts)
                                                   WELLS               PRO FORMA
                                       NORWEST     FARGO  ADJUSTMENTS   COMBINED
INTEREST INCOME
Loans and leases ...................... $2,384     2,959           --      5,343
Investment securities
  available for sale ..................    631       275           --        906
Investment securities held to
  maturity ............................     13        12           --         25
Loans held for sale ...................    139        42           --        181
Mortgages held for sale ...............    353        26           --        379
Money market investments ..............     21        17           --         38
Trading account securities ............     28        30           --         58
                                        ------     -----           --      -----
    Total interest income .............  3,569     3,361           --      6,930
                                        ------     -----           --      -----

INTEREST EXPENSE
Deposits ..............................    739       811           --      1,550
Short-term borrowings .................    291        72           --        363
Long-term debt ........................    391       148           --        539
Guaranteed preferred beneficial
  interest in Wells Fargo
  subordinated debentures .............     --        51           --         51
                                        ------     -----           --      -----
    Total interest expense ............  1,421     1,082           --      2,503
                                        ------     -----           --      -----
NET INTEREST INCOME ...................  2,148     2,279           --      4,427
Provision for credit losses ...........    264       350           --        614
                                        ------     -----           --      -----
Net interest income after
  provision for credit losses .........  1,884     1,929           --      3,813
                                        ------     -----           --      -----

NONINTEREST INCOME
Mortgage banking ......................    540        38           --        578
Trust and investment fees
  and commissions .....................    256       271           --        527
Service charges and fees ..............    311       607           --        918
Credit card fee revenue ...............     73       176           --        249
Insurance .............................    205        --           --        205
Data processing .......................     33        --           --         33
Net investment securities
  available for sale gains ............     42        23           --         65
Net venture capital gains .............    112        --           --        112
Trading ...............................     66        38           --        104
Other .................................    123       283           --        406
                                        ------     -----           --      -----
    Total noninterest income ..........  1,761     1,436           --      3,197
                                        ------     -----           --      -----

NONINTEREST EXPENSE
Salaries and benefits .................  1,389       875           (4)     2,260
Net occupancy .........................    174       199           --        373
Equipment rentals, depreciation
  and maintenance .....................    183       197            5        385
Business development ..................    132        87           --        219
Communication .........................    159       127           --        286
Data processing .......................     78        30           --        108
Intangible asset amortization .........     86       293           --        379
Other .................................    334       357           --        691
                                        ------     -----           --      -----
    Total noninterest expense .........  2,535     2,165            1      4,701
                                        ------     -----           --      -----

                                        4
(Continued on page 5)

                 NORWEST CORPORATION AND WELLS FARGO & COMPANY
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                         SIX MONTHS ENDED JUNE 30, 1998

(in millions, except per share amounts)
                                                        WELLS                  PRO FORMA
                                         NORWEST        FARGO  ADJUSTMENTS      COMBINED
(continued from page 4)

INCOME BEFORE INCOME TAX EXPENSE ....      1,110        1,200           (1)        2,309
Income tax expense ..................        360          548           --           908
                                          ------        -----           --        ------
NET INCOME ..........................     $  750          652           (1)        1,401
                                          ======        =====           ==         =====

EARNINGS PER COMMON SHARE ...........     $ 0.98         7.52           --          0.86
DILUTED EARNINGS PER COMMON SHARE ...       0.96         7.45           --          0.85


Average common shares outstanding ...      757.8         85.5        769.7       1,613.0
Diluted average common shares
  outstanding .......................      771.5         86.4        777.1       1,635.0

The accompanying notes are an integral part of the unaudited pro forma combined financial information.

                 NORWEST CORPORATION AND WELLS FARGO & COMPANY
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                         SIX MONTHS ENDED JUNE 30, 1997

(in millions, except per share amounts)
                                                      WELLS               PRO FORMA
                                          NORWEST     FARGO  ADJUSTMENTS   COMBINED
INTEREST INCOME
Loans and leases ......................    $2,211     3,002           --      5,213
Investment securities available
  for sale ............................       690       398           --      1,088
Investment securities held to
  maturity ............................        14        12           --         26
Loans held for sale ...................       112        42           --        154
Mortgages held for sale ...............       196        13           --        209
Money market investments ..............        31        12           --         43
Trading account securities ............        15        11           --         26
                                           ------     -----           --      -----
    Total interest income .............     3,269     3,490           --      6,759
                                           ------     -----           --      -----

INTEREST EXPENSE
Deposits ..............................       715       851           --      1,566
Short-term borrowings .................       215        71           --        286
Long-term debt ........................       381       159           --        540
Guaranteed preferred beneficial
  interest in Wells Fargo
  subordinated debentures .............        --        50           --         50
                                           ------     -----           --      -----
    Total interest expense ............     1,311     1,131           --      2,442
                                           ------     -----           --      -----
NET INTEREST INCOME ...................     1,958     2,359           --      4,317
Provision for credit losses ...........       232       245           --        477
                                           ------     -----           --      -----
Net interest income after
  provision for credit losses .........     1,726     2,114           --      3,840
                                           ------     -----           --      -----

NONINTEREST INCOME
Mortgage banking ......................       399        14           --        413
Trust and investment fees
  and commission ......................       209       253           --        462
Service charges and fees ..............       276       580           --        856
Credit card fee revenue ...............        56       146           --        202
Insurance .............................       190        --           --        190
Data processing .......................        36        --           --         36
Net investment securities
  available for sale
  gains (losses) ......................         4         7           --         11
Net venture capital gains .............       113        --           --        113
Trading ...............................        52        38           --         90
Other .................................       106       251           --        357
                                           ------     -----           --      -----
    Total noninterest income ..........     1,441     1,289           --      2,730
                                           ------     -----           --      -----

NONINTEREST EXPENSE
Salaries and benefits .................     1,117       872           (4)     1,985
Net occupancy .........................       160       196           --        356
Equipment rentals, depreciation
  and maintenance .....................       166       192            5        363
Business development ..................       122        63           --        185
Communication .........................       143       154           --        297
Data processing .......................        87        26           --        113
Intangible asset amortization .........        83       308           --        391
Other .................................       283       522           --        805
                                           ------     -----           --      -----
    Total noninterest expense .........     2,161     2,333            1      4,495
                                           ------     -----           --      -----


                                        6
(continued on page 7)

                 NORWEST CORPORATION AND WELLS FARGO & COMPANY
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                         SIX MONTHS ENDED JUNE 30, 1997

(in millions, except per share amounts)

                                                        WELLS                  PRO FORMA
                                         NORWEST        FARGO  ADJUSTMENTS      COMBINED
(continued from page 6)

INCOME BEFORE INCOME TAX EXPENSE ....      1,006        1,070           (1)        2,075
Income tax expense ..................        353          502           --           855
                                          ------        -----           --         -----
NET INCOME ..........................     $  653          568           (1)        1,220
                                          ======        =====           ==         =====

EARNINGS PER COMMON SHARE ...........     $ 0.86         6.12           --          0.73
DILUTED EARNINGS PER COMMON SHARE ...       0.85         6.06           --          0.72


Average common shares outstanding ...      747.4         89.9        809.1       1,646.4
Diluted average common shares
  outstanding .......................      757.7         90.9        818.2       1,666.8

The accompanying notes are an integral part of the unaudited pro forma combined financial information.

                 NORWEST CORPORATION AND WELLS FARGO & COMPANY
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                          YEAR ENDED DECEMBER 31, 1997

(in millions, except per share amounts)
                                                        WELLS                 PRO FORMA
                                           NORWEST      FARGO   ADJUSTMENTS    COMBINED
INTEREST INCOME
Loans and leases ....................       $4,553      5,986            --      10,539
Investment securities
  available for sale ................        1,331        732            --       2,063
Investment securities held to
  maturity ..........................           28         25            --          53
Loans held for sale .................          232         80            --         312
Mortgages held for sale .............          462         28            --         490
Money market investments ............           50         18            --          68
Trading account securities ..........           41         35            --          76
                                           -------     ------            --      ------
     Total interest income ..........        6,697      6,904            --      13,601
                                           -------     ------            --      ------

INTEREST EXPENSE
Deposits ............................        1,447      1,703            --       3,150
Short-term borrowings ...............          439        171            --         610
Long-term debt ......................          778        315            --       1,093
Guaranteed preferred beneficial
  interest in Wells Fargo
  subordinated debentures ...........           --        101            --         101
                                           -------     ------            --      ------
    Total interest expense ..........        2,664      2,290            --       4,954
                                           -------     ------            --      ------
NET INTEREST INCOME .................        4,033      4,614            --       8,647
Provision for credit losses .........          525        615            --       1,140
                                           -------     ------            --      ------
Net interest income after
  provision for credit losses .......        3,508      3,999            --       7,507
                                           -------     ------            --      ------

NONINTEREST INCOME
Mortgage banking ....................          876         51            --         927
Trust and investment fees
  and commissions ...................          435        519            --         954
Service charges and fees ............          579      1,168            --       1,747
Credit card fee revenue .............          123        325            --         448
Insurance ...........................          336         --            --         336
Data processing .....................           71         --            --          71
Net investment securities available
  for sale gains ....................           38         20            --          58
Net venture capital gains ...........          191         --            --         191
Trading .............................           79         72            --         151
Other ...............................          234        494            --         728
                                           -------     ------            --      ------
    Total noninterest income ........        2,962      2,649            --       5,611
                                           -------     ------            --      ------

NONINTEREST EXPENSE
Salaries and benefits ...............        2,361      1,715            (8)      4,068
Net occupancy .......................          326        388            --         714
Equipment rentals, depreciation
  and maintenance ...................          341        385            10         736
Business development ................          254        136            --         390
Communication .......................          295        295            --         590
Data processing .....................          168         49            --         217
Intangible asset amortization .......          169        610            --         779
Other ...............................          506        916            --       1,422
                                           -------     ------            --      ------
    Total noninterest expense .......        4,420      4,494             2       8,916
                                           -------     ------            --      ------

                                        8
(continued on page 9)

                 NORWEST CORPORATION AND WELLS FARGO & COMPANY
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                          YEAR ENDED DECEMBER 31, 1997

(in millions, except per share amounts)
                                                    WELLS                PRO FORMA
                                         NORWEST    FARGO    ADJUSTMENTS  COMBINED
(continued from page 8)

INCOME BEFORE INCOME TAX EXPENSE ....      2,050    2,154             (2)    4,202
Income tax expense ..................        699      999             (1)    1,697
                                          ------    -----             --    ------
NET INCOME ..........................     $1,351    1,155             (1)    2,505
                                          ======    =====             ==    ======

EARNINGS PER COMMON SHARE ...........     $ 1.78    12.77              -      1.51
DILUTED EARNINGS PER COMMON SHARE ...       1.75    12.64              -      1.49


Average common shares outstanding ...      750.1     88.4          796.0   1,634.5
Diluted average common shares
  outstanding .......................      760.1     89.4          804.4   1,653.9

The accompanying notes are an integral part of the unaudited pro forma combined financial information.

                 NORWEST CORPORATION AND WELLS FARGO & COMPANY
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                          YEAR ENDED DECEMBER 31, 1996

(in millions, except per share amounts)
                                                       WELLS                   PRO FORMA
                                        NORWEST        FARGO    ADJUSTMENTS     COMBINED
INTEREST INCOME
Loans and leases ...................     $4,302        5,592             --        9,894
Investment securities
  available for sale ...............      1,170          779             --        1,949
Investment securities held to
  maturity .........................         36           13             --           49
Loans held for sale ................        254           74             --          328
Mortgages held for sale ............        469           22             --          491
Money market investments ...........         62           33             --           95
Trading account securities .........         25           10             --           35
                                         ------        -----             --       ------
     Total interest income .........      6,318        6,523             --       12,841
                                         ------        -----             --       ------

INTEREST EXPENSE
Deposits ...........................      1,325        1,586             --        2,911
Short-term borrowings ..............        453          108             --          561
Long-term debt .....................        838          302             --        1,140
Guaranteed preferred beneficial
  interest in Wells Fargo
  subordinated debentures ..........         --            6             --            6
                                         ------        -----             --       ------
    Total interest expense .........      2,616        2,002             --        4,618
                                         ------        -----             --       ------
NET INTEREST INCOME ................      3,702        4,521             --        8,223
Provision for credit losses ........        395          105             --          500
                                         ------        -----             --       ------
Net interest income after
  provision for credit losses ......      3,307        4,416             --        7,723
                                         ------        -----             --       ------

NONINTEREST INCOME
Mortgage banking ...................        822           26             --          848
Trust and investment fees
  and commissions ..................        360          438             --          798
Service charges and fees ...........        484        1,082             --        1,566
Credit card fee revenue ............        122          228             --          350
Insurance ..........................        280           --             --          280
Data processing ....................         73           --             --           73
Net investment securities
  available for sale
  gains (losses) ...................        (47)          10             --          (37)
Net venture capital gains ..........        256           --             --          256
Trading ............................         35           44             --           79
Other ..............................        180          329             --          509
                                         ------        -----             --       ------
     Total noninterest income ......      2,565        2,157             --        4,722
                                         ------        -----             --       ------

NONINTEREST EXPENSE
Salaries and benefits ..............      2,097        1,866             (8)       3,955
Net occupancy ......................        316          366             --          682
Equipment rentals, depreciation
  and maintenance ..................        328          399             10          737
Business development ...............        228          194             --          422
Communication ......................        285          312             --          597
Data processing ....................        163           55             --          218
Intangible asset amortization ......        162          519             --          681
Other ..............................        511          883             --        1,394
                                         ------        -----             --       ------
     Total noninterest expense .....      4,090        4,594              2        8,686
                                         ------        -----             --       ------

                                       10
(continued on page 11)

                 NORWEST CORPORATION AND WELLS FARGO & COMPANY
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                          YEAR ENDED DECEMBER 31, 1996

(in millions, except per share amounts)
                                                      WELLS               PRO FORMA
                                          NORWEST     FARGO  ADJUSTMENTS   COMBINED
(continued from page 10)

INCOME BEFORE INCOME TAX EXPENSE ......     1,782     1,979           (2)     3,759
Income tax expense ....................       628       908           (1)     1,535
                                           ------     -----           --     ------
NET INCOME ............................    $1,154     1,071           (1)     2,224
                                           ======     =====           ==     ======

EARNINGS PER COMMON SHARE .............    $ 1.55     12.21           --       1.38
DILUTED EARNINGS PER COMMON SHARE .....      1.54     12.05           --       1.36


Average common shares outstanding .....     731.8      82.2        739.9    1,553.9
Diluted average common shares
  outstanding .........................     739.5      83.3        749.5    1,572.3

The accompanying notes are an integral part of the unaudited pro forma combined financial information.

                 NORWEST CORPORATION AND WELLS FARGO & COMPANY
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                          YEAR ENDED DECEMBER 31, 1995

(in millions, except per share amounts)
                                                 WELLS                 PRO FORMA
                                    NORWEST      FARGO    ADJUSTMENTS   COMBINED

INTEREST INCOME
Loans and leases ................    $3,956      3,435             --      7,391
Investment securities
  available for sale ............     1,065        599             --      1,664
Investment securities held to
  maturity ......................        84          3             --         87
Loans held for sale .............       196         31             --        227
Mortgages held for sale .........       366         13             --        379
Money market investments ........        35          4             --         39
Trading account securities ......        15         --             --         15
                                     ------      -----             --      -----
     Total interest income ......     5,717      4,085             --      9,802
                                     ------      -----             --      -----

INTEREST EXPENSE
Deposits ........................     1,156        997             --      2,153
Short-term borrowings ...........       516        231             --        747
Long-term debt ..................       776        203             --        979
                                     ------      -----             --      -----
     Total interest expense .....     2,448      1,431             --      3,879
                                     ------      -----             --      -----
NET INTEREST INCOME .............     3,269      2,654             --      5,923
Provision for credit losses .....       312         --             --        312
                                     ------      -----             --      -----
Net interest income after
  provision for credit losses ...     2,957      2,654             --      5,611
                                     ------      -----             --      -----

NONINTEREST INCOME
Mortgage banking ................       536         19             --        555
Trust and investment fees
  and commissions ...............       284        274             --        558
Service charges and fees ........       342        581             --        923
Credit card fee revenue .........       133        160             --        293
Insurance .......................       225         --             --        225
Data processing .................        72         --             --         72
Net investment securities
  held to maturity gains ........         1         --             --          1
Net investment securities
  available for sale (losses) ...       (45)       (17)            --        (62)
Net venture capital gains .......       102         --             --        102
Trading .........................        40         27             --         67
Other ...........................       158        255             --        413
                                     ------      -----             --      -----
    Total noninterest income ....     1,848      1,299             --      3,147
                                     ------      -----             --      -----

NONINTEREST EXPENSE
Salaries and benefits ...........     1,745        995             (8)     2,732
Net occupancy ...................       254        211             --        465
Equipment rentals, depreciation
  and maintenance ...............       273        193             10        476
Business development ............       172        109             --        281
Communication ...................       225        147             --        372
Data processing .................       136         11             --        147
Intangible asset amortization ...       125         88             --        213
Other ...........................       452        422             --        874
                                     ------      -----             --      -----
     Total noninterest expense ..     3,382      2,176              2      5,560
                                     ------      -----             --      -----



                                       12
(continued on page 13)

                 NORWEST CORPORATION AND WELLS FARGO & COMPANY
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                          YEAR ENDED DECEMBER 31, 1995

(in millions, except per share amounts)
                                                      WELLS               PRO FORMA
                                          NORWEST     FARGO  ADJUSTMENTS   COMBINED
(continued from page 12)

INCOME BEFORE INCOME TAX EXPENSE ......     1,423     1,777           (2)     3,198
Income tax expense ....................       467       745           (1)     1,211
                                           ------     -----           --      -----
NET INCOME ............................    $  956     1,032           (1)     1,987
                                           ======     =====           ==      =====


EARNINGS PER COMMON SHARE .............    $ 1.39     20.37           --       1.67
DILUTED EARNINGS PER COMMON SHARE .....      1.36     20.06           --       1.63


Average common shares outstanding .         658.4      48.6        437.5    1,144.5
Diluted average common shares
  outstanding .....................         680.2      49.4        444.1    1,173.7

The accompanying notes are an integral part of the unaudited pro forma combined financial information.

                            NORWEST CORPORATION
                         AND WELLS FARGO & COMPANY


     Notes to Unaudited Pro Forma Condensed Combined Financial Information

1. Basis of Presentation
The unaudited pro forma condensed financial information has been prepared using the pooling of interests method of accounting, giving effect to the Merger as if it had occurred as of the beginning of the earliest period presented. The pro forma financial information presented is not necessarily indicative of the results of operations had the Merger been consummated at the beginning of the periods presented, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. Certain historical financial information has been reclassified to conform with the current presentation. The Merger, which is expected to be completed in the fourth quarter of 1998, provides for issuance of ten shares of Norwest Common Stock for each outstanding share of Wells Fargo Common Stock, and is subject to regulatory and Norwest Stockholder and Wells Fargo Stockholder approval. At June 30, 1998, Norwest had five pending acquisitions (exclusive of the Merger) with total assets of approximately $2.3 billion, and it is expected that approximately 14.0 million common shares will be issued upon consummation of these acquisitions. The pro forma information does not give effect to these other pending acquisitions of Norwest as they are not material to the pro forma condensed combined financial information, either individually or in the aggregate. Norwest and Wells Fargo anticipate that, in order to comply with the Department of Justice merger guidelines, the companies will be requested to sell a modest level of deposits. In this connection, the companies expect to divest branches in various markets having aggregate deposits of approximately $1 billion. The impact of such divestitures is not expected to be material and no adjustment has been included in the unaudited pro forma combined financial statements for the anticipated divestitures.


2. Accounting Policies and Financial Statement Classifications
Norwest and Wells Fargo have identified and conformed certain accounting policies, and as described below in Note 4, the accompanying pro forma financial information reflects such conforming accounting adjustments. The accounting policies of both Norwest and Wells Fargo are in the process of being reviewed in detail. Upon completion of such review, other conforming adjustments or financial statement reclassifications may be determined. At June 30, 1998, Wells Fargo goodwill and intangibles amounted to $8.6 billion, and Norwest goodwill and intangibles amounted to $1.1 billion. In conjunction with the Merger and recent financial projections, management is currently in the process of assessing such intangibles for impairment. Transactions between Norwest and Wells Fargo are not material in relation to the pro forma financial information and therefore intercompany balances have not been eliminated from the pro forma combined amounts.

3. Non-recurring Merger Charge
Pro forma stockholders' equity includes the effect of an estimated non-recurring charge of approximately $950 million, $625 million net of income taxes. Since the estimated charge is non-recurring, it has not been reflected in the pro forma condensed combined statements of income and related per common share calculations. The charge does not include any impairment of intangibles that may be identified upon completion of the review discussed in Note 2.

The estimated non-recurring charge consists of the following (in millions):

Employee-related expense ......................................... $295
Costs associated with systems integration,
  operations and customer conversions ............................  350
Branch consolidations, name change and signage ...................  185
Investment banking, legal and accounting fees ....................  120
                                                                   ----
                                                                    950
Income tax benefit ...............................................  325
                                                                   ----
Total estimated non-recurring charge ............................. $625
                                                                   ====


   The pro forma condensed combined financial information does not reflect any benefit expected from revenue enhancements or derived from potential cost savings related to the Merger. Although management anticipates revenue enhancements and cost savings will result from the Merger, there can be no assurance these items will be achieved.


4. Pro Forma Adjustments
The following pro forma adjustments have been reflected in the pro forma condensed combined financial information:

 - Common stock and surplus were adjusted by $993 million, based on 85.1 million shares of Wells Fargo Common Stock outstanding at June 30, 1998, reflecting the exchange of ten shares of Norwest Common Stock for each share of Wells Fargo Common Stock, and accounting for the Merger as a pooling of interests. The adjustment reflects the reclassification from surplus to common stock to reflect the $1-2/3 par value of Norwest Common Stock. The number of shares of Norwest Common Stock to be issued upon consummation of the Merger will be based on the number of shares of Wells Fargo Common Stock outstanding at that time and will include approximately 2.5 million shares of Wells Fargo Common Stock that Wells Fargo intends to issue to cure a portion of previously repurchased "tainted" shares prior to the Merger. For the two-year period from June 8, 1996 to the announcement date of the Merger, Wells Fargo repurchased and retired shares of Wells Fargo Common Stock that are presumed to be tainted under Accounting Principles Board (APB) Opinion No. 16 and authoritative interpretations thereof. Wells Fargo rescinded its share repurchase programs as of June 7, 1998. These tainted shares may be deemed to result in certain conditions to the use of pooling of interests accounting for the Merger not being met. Wells Fargo intends to cure such "tainted" shares prior to the effective time of the Merger by issuing shares of Wells Fargo common stock in a manner that complies with the requirements of APB Opinion No. 16 and authoritative interpretations thereof.

 - Other liabilities and retained earnings were adjusted by $950 million ($625 million net of income taxes), to reflect the non-recurring Merger charge discussed in Note 3.

 - Other liabilities and retained earnings have been adjusted by $153 million before taxes ($100 million, net of income taxes) reflecting the transition obligation for the Wells Fargo postretirement medical and life insurance benefits upon initial adoption of Statement of Financial Accounting Standards No. 106, Employers' Accounting for Postretirement Benefits Other Than Pensions (FAS 106) at the beginning of 1993. Norwest adopted FAS 106 in 1992 and immediately recognized the accumulated postretirement benefit obligations at the time of adoption as a cumulative effect of change in accounting principle. Subsequent to 1992, salaries and benefits expense has been reduced and retained earnings has been credited to eliminate the annual charge of $8 million ($5 million, net of income taxes) related to the amortization of the Wells Fargo transition obligations.


 - Premises and equipment and retained earnings have been adjusted by $107 million before taxes ($70 million, net of income taxes) reflecting the conforming of capitalization policies for premises and equipment. The capitalization policy of the pro forma combined company reflects a higher dollar threshold for capitalizing purchases of furniture and equipment that is currently used by one of the parties to the Merger. Use of a higher dollar threshold amount is consistent with the size of the combined company. Equipment expense has been adjusted by $5 million for the first half of 1998 and 1997, respectively, and by $10 million for each of the years ended December 31, 1997, 1996 and 1995, reflecting adjustments for capitalization of such items, partially offset by related depreciation previously recorded.


At June 30, 1998, the net adjustment to accrued expenses and other liabilities is determined as follows (dollar amounts in millions):

Non-recurring Merger charge .................................         $ 950
Tax effect of non-recurring Merger charge ...................          (325)

Postretirement transition obligations .......................  153
Less amortization through June 30, 1998 .....................  (43)     110
                                                               ---
Tax effect of unamortized postretirement
  transition obligations ....................................           (38)

Tax effect of $107 adjustment to premises and equipment .....           (37)
                                                                      -----

Net adjustment to accrued expenses and other liabilities ....         $ 660
                                                                      =====
At June 30, 1998, the net adjustment to retained earnings is determined as follows (dollar amounts in millions): .......

Non-recurring Merger charge, net of income taxes ............         $(625)
Postretirement transition obligation adjustment, net of
  amortization and income taxes .............................           (72)
Adjustment to premises and equipment, net of income taxes ...           (70)
                                                                      -----

Net adjustment to retained earnings .........................         $(767)
                                                                      =====

5. Pro Forma Earnings Per Share
The pro forma combined basic and diluted earnings per share for the respective periods presented is based on the combined weighted average number of common and dilutive potential common shares and adjusted weighted shares of Norwest and Wells Fargo. The number of weighted average common shares and adjusted weighted average shares, including all dilutive potential common shares, reflects the exchange of ten shares of Norwest Common Stock for each share of Wells Fargo Common Stock. Amounts used in the determination of pro forma basic and diluted earnings per share are as follows:

(in millions)
                                                              For the
                                                           six months                              For the year ended
                                                        ended June 30,                                    December 31,
                                               ----------------------          --------------------------------------
                                                 1998            1997            1997            1996            1995
                                               ------          ------          ------          ------          ------
Net income                                     $1,401           1,220           2,505           2,224           1,987
Less dividends accrued
  on preferred stock                               18              26              43              85              81
                                               ------          ------          ------          ------          ------
Income available to common
  stockholders - basic                          1,383           1,194           2,462           2,139           1,906
Add interest expense and amortization
  of debt expense, net of taxes, on
  convertible subordinated debentures
  and dividends accrued on
  convertible preferred stock                      --              --              --              --              11
                                               ------          ------          ------          ------          ------
Income available to common
  stockholders - diluted                       $1,383           1,194           2,462           2,139           1,917
                                               ======          ======          ======          ======          ======

Weighted average shares outstanding           1,613.0         1,646.4         1,634.5         1,553.9         1,144.5
Adjustments for dilutive securities:
  Assumed exercise of stock options
    and restricted share rights                  22.0            20.4            19.4            18.4            12.4
  Assumed conversion of preferred
    stock and convertible
    subordinated debentures                        --              --              --              --            16.8
                                              -------         -------         -------         -------         -------
    Diluted common shares                     1,635.0         1,666.8         1,653.9         1,572.3         1,173.7
                                              =======         =======         =======         =======         =======

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on September 15, 1998.

                                 WELLS FARGO & COMPANY



                                 By:   FRANK A. MOESLEIN
                                       ----------------------------------------
                                       Frank A. Moeslein
                                       Executive Vice President and Controller